Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:          Bombardier Capital Mortgage Securitization Corporation:
             BCMSC Trust 1998-B

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1998-B and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
 /s/ Brian Peters
Brian Peters
Bombardier Capital Mortgage Securitization Corporation:


                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                     FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) January 30, 2003


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                      (Depositor)
                    (Exact name of registrant as specified in its charter)


                                     on behalf of


                              BCMSC Trust Series 1998-B

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                  Page 1 of 9
                         Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Class A Certificates of the BCMSC Trust Series 1998-B on January 15, 2003 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1.Distribution Date Statement relating to interest and principal distributions made on January 15, 2003 on the Series 1998-B Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Brian Peters
                                 Brian Peters
                                 Title: President

Dated: January 30, 2003

I.   ORIGINAL DEAL PARAMETERS

     (A)   Initial Pool Principal Balance                                                                $ 300,623,237.84
     (B)   Initial Certificates Principal Balance                                                         $294,610,000.00
           (i)   Initial Class A-1    Certificate Principal Balance            $ 226,969,000.00
                                      Certificate Amount Percentage                                                75.50%
                                      Certificate Pass-through Rate                                                 6.53%
           (ii)  Initial Class A-2    Certificate Principal Balance                         $ -
                                      Certificate Amount Percentage                                                 0.00%
                                      Certificate Pass-through Rate                                                 0.00%
           (iii) Initial Class A-3    Certificate Principal Balance                         $ -
                                      Certificate Amount Percentage                                                 0.00%
                                      Certificate Pass-through Rate                                                 0.00%
           (iv)  Initial Class A-4    Certificate Principal Balance                         $ -
                                      Certificate Amount Percentage                                                 0.00%
                                      Certificate Pass-through Rate                                                 0.00%
           (v)   Initial Class M-1    Certificate Principal Balance             $ 24,050,000.00
                                      Certificate Amount Percentage                                                 8.00%
                                      Certificate Pass-through Rate                                                 6.81%
           (vi)  Initial Class M-2    Certificate Principal Balance             $ 15,031,000.00
                                      Certificate Amount Percentage                                                 5.00%
                                      Certificate Pass-through Rate                                                 7.31%
           (vii) Initial Class B-1    Certificate Principal Balance             $ 16,535,000.00
                                      Certificate Amount Percentage                                                 5.50%
                                      Certificate Pass-through Rate                                                 7.76%
           (viii)Initial Class B-2    Certificate Principal Balance             $ 12,025,000.00
                                      Certificate Amount Percentage                                                 4.00%
                                      Certificate Pass-through Rate                                                 8.72%

     (C)   Initial Weighted Average Coupon (WAC)                                                                   10.22%
     (D)   Initial Weighted Average Original Maturity (WAOM)                                                       313.00  months
     (E)   Initial Weighted Average Remaining Maturity (WAM)                                                       311.00  months
     (F)   Initial Number of Receivables                                                                            8,979
     (G)   Servicing Fee Rate                                                                                       1.00%
     (H)   Credit Enhancement
           (i)   Reserve Fund Initial Deposit Percentage                                                            0.00%
           (ii)  Reserve Fund Target %                                                                              1.25%
           (iii) Target Overcollateralization Percentage Prior to Crossover Date                                    2.00%
           (iv)  Target Overcollateralization Percentage After Crossover Date                                       4.50%
           (v)   Target Overcollateralization Floor                                                                 7.88%
           (vi)  Target Credit Enhancement % Prior to Crossover Date                                                4.50%
           (vii) Target Credit Enhancement % After Crossover Date                                                   7.88%
           (viii)Target Credit Enhancement Floor                                                                    1.25%
           (ix)  Target Credit Enhancement Amount                                                         $ 13,528,045.70
     (I)   Crossover Date Tests
                 Earliest Crossover Date                                                                         Aug-2003
                 Percent of Initial Suboridnation Percentage                                                      193.00%
     (J)   Class B-2 Floor Percentage (of Initial Pool Balance)                                                     0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)   Beginning Pool Schedule Balance                                                                $175,499,303.26
     (B)   Beginning Pool Factor                                                                               58.378489%
     (C)   Ending Pool Schedule Balance                                                                  $ 173,791,901.90
     (D)   Ending Pool Factor                                                                                  57.810535%
     (E)   Ending Total Certificate Balance (after Current Distributions)                                $ 173,791,901.90
     (F)   Current Overcollateralization Amount (after Current Distributions)                                        0.00
     (G)   Weighted Average Coupon (WAC)                                                                           10.10%
     (H)   Weighted Average Remaining Maturity (WAM)                                                               264.51  months
     (I)   Ending Number of Receivables                                                                             5,470


III. COLLECTION CALCULATIONS

     (A)   Interest

           (i)   Scheduled Interest Collections durring Current Period                                       1,200,469.82
           (ii)  Paid Ahead Interest Collections applied to Current Period                                      21,733.17
           (iii) Net Servicer Advance                                                                          141,142.74
           (iiia)Reimbursement to Servicer for Previously Unrecovered Advances                                       0.00
           (iv)  Liquidation Proceeds Attributable to Interest                                                  49,909.66
           (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                     0.00
           (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                                0.00
           (vii) Recoveries on Previously Liquidated Contracts                                                  17,968.17
                                                                                                            --------------
           (viii)Total Interest Amount Available for Distribution                                            1,431,223.56

     (B)   Principal

           (i)   Scheduled Principal Collections                                                               203,616.51
           (ii)  Full and Partial Principal Prepayments                                                        103,810.25
           (iii) Paid Ahead Principal Collections Applied to Current Period                                          0.00
           (iv)  Net Servicer Advance                                                                           25,445.45
           (v)   Liquidation Proceeds Attributable to Principal                                                299,532.66
           (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                        0.00
           (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                   0.00
           (viii)Other Principal Amounts                                                                             0.00
                                                                                                            --------------
           (ix)  Total Principal Amount Available for Distribution                                             632,404.87


IV.  DISTRIBUTION CALCULATIONS

     (A)         Total Interest Available for Distribution                                                   1,431,223.56
     (B)         Total Principal Available for Distribution                                                    632,404.87
     (C)         Reserve Fund Draw Amount Required                                                                   0.00
     (D)         Draw on Letter of Credit for Interest Distribution                                                  0.00
                 Less:
                 Monthly Servicing Fee                                                                         146,249.42
                 Reimbursement to Servicer for Liquidation Expense                                               1,196.08
                 Late Payment Fees, Extension Fees and Other Permitted Fees                                          0.00
                 Other Permitted Withdrawals from Certificate Account                                                0.00
                                                                                                            --------------
                 Available Distribution Amount                                                               1,916,182.93

                 Interest Accrual Period                                                                               30    days

                 Total Interest Amount Due                                                                   1,000,171.08
                 Total Interest Distribution Amount                                                          1,000,171.08

                 Amount Available for Principal Distribution Amount                                            916,011.85
                 Principal Distribution Calculation:
                 Total Principal Amount Available for Distribution                                             632,404.87
                 Principal Loss on Liquidated Assets                                                         1,074,996.49
                                                                                                            --------------
                   Principal Distribution Due                                                                1,707,401.36
                 Overcollaterallization Writedown Amount                                                             0.00
                 Overcollaterallization Reduction Amount                                                             0.00
                 Accelerated Principal Distribution Amount for Current Period                                        0.00
                                                                                                            --------------
                 Total Principal Amount to be Distributed                                                    1,707,401.36

                 Draw on Letter of Credit for Principal Distribution                                                 0.00
                 Draw on LC for Previously Unreimbursed Advances                                                     0.00
                 Excess Interest                                                                                     0.00
                 Reserve Account Deposit                                                                             0.00
                 Reserve Account Release                                                                             0.00
                 Class X Distribution Amount                                                                         0.00
                 Class R Distribution Amount                                                                         0.00


V.   SERVICER ADVANCE

     (A)   Interest
           (i)        Beginning Advance                                                                      4,743,249.94
           (ii)       Monthly Servicer Advance (Reimbursement)                                                 141,142.74
           (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                        0.00
                                                                                                            --------------
           (iv)       Ending Advance Balance                                                                 4,884,392.68

     (B)   Principal
           (i)        Beginning Advance                                                                        444,036.37
           (ii)       Monthly Servicer Advance (Reimbursement)                                                  25,445.45
           (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                        0.00
                                                                                                            --------------
           (iv)       Ending Advance Balance                                                                   469,481.82

     (C)   Total Servicer Advance
           (i)        Beginning Advance                                                                      5,187,286.31
           (ii)       Monthly Servicer Advance (Reimbursement)                                                 166,588.19
           (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                                        0.00
                                                                                                            --------------
           (iv)       Ending Advance Balance                                                                 5,353,874.50

VI.  CREDIT ENHANCEMENT

     (A)   Overcollateralization

           (I)   Target Overcollaterallization Amount                                                       13,528,045.70
           (ii)  Beginning Balance                                                                                   0.00
           (iii) Write Down for Certificate Distributions                                                            0.00
           (iv)  Overcollaterallization Addition Amount                                                              0.00
           (v)   Overcollaterallization Reduction Amount                                                             0.00
                                                                                                            --------------
           (vi)  Ending Balance                                                                                      0.00

     (B)   Reserve Fund (if applicable)

           (i)   Required Reserve Fund Balance                                                                       0.00
           (ii)  Beginning Reserve Fund Balance                                                                      0.00
           (iii) Draws for Certificate Distributions                                                                 0.00
           (iv)  Excess Interest Deposited                                                                           0.00
           (v)   Reserve Fund Release                                                                                0.00
                                                                                                            --------------
           (vi)  Ending Reserve Fund Balance                                                                         0.00

     (C)   Letter of Credit (if applicable)
           (i)   Beginning LC Balance                                                                                0.00
           (ii)  Draw on LC for Interest Distribution                                                                0.00
           (iii) Draw on LC for Principal Distribution                                                               0.00
           (iv)  Draw on LC For Previously Unreimbursed Advances                                                     0.00
                                                                                                            --------------
           (v)   Ending Balance                                                                                      0.00

     (D)   Unreimbursed Servicer Advances (see note*)
           (i)   Previous Unreimbursed Advance Balance                                                               0.00
           (ii)  Current Months Reimbursement from Excess Interest                                                   0.00
           (iii) Current Months Reimbursement from Letter of Credit                                                  0.00
                                                                                                            --------------
           (iv)  Ending Unreimbursed Advance Balance                                                                 0.00
           Note: **represents advances made in respect of contracts that were liquidated, and not reimbursed, before the current period.

VII. CERTIFICATE DISTRIBUTIONS

     (A)   Senior Certificates - Interest

           (i)   Class A-1
                                      Pass-Through Rate                                                             6.53%
                                      Beginning Carryover Interest                                                    $ -
                                      Current Interest Accrual                                               $ 614,102.81
                                      Current Carryover Interest Accrual                                              $ -
                                      Interest Paid                                                          $ 614,102.81
                                      Ending Carryover Balance                                                        $ -
                                      Interest Paid Per $1000                                                      $ 2.71

           (ii)  Class A-2
                                      Pass-Through Rate                                                             0.00%
                                      Beginning Carryover Interest                                                    $ -
                                      Current Interest Accrual                                                        $ -
                                      Current Carryover Interest Accrual                                              $ -
                                      Interest Paid                                                                   $ -
                                      Ending Carryover Balance                                                        $ -
                                      Interest Paid Per $1000                                                         $ -

           (iii) Class A-3
                                      Pass-Through Rate                                                             0.00%
                                      Beginning Carryover Interest                                                    $ -
                                      Current Interest Accrual                                                        $ -
                                      Current Carryover Interest Accrual                                              $ -
                                      Interest Paid                                                                   $ -
                                      Ending Carryover Balance                                                        $ -
                                      Interest Paid Per $1000                                                         $ -

           (iv)  Class A-4
                                      Pass-Through Rate                                                             0.00%
                                      Beginning Carryover Interest                                                    $ -
                                      Current Interest Accrual                                                        $ -
                                      Current Carryover Interest Accrual                                              $ -
                                      Interest Paid                                                                   $ -
                                      Ending Carryover Balance                                                        $ -
                                      Interest Paid Per $1000                                                         $ -

     (B)   Subordinate Certificates - Interest

           (i)   Class M1
                                      Pass-Through Rate                                                             6.81%
                                      Beginning Carryover Interest                                                    $ -
                                      Current Interest Accrual                                               $ 136,483.75
                                      Current Carryover Interest Accrual                                              $ -
                                      Interest Paid                                                          $ 136,483.75
                                      Ending Carryover Balance                                                        $ -
                                      Beginning Carryover Writedown Interest                                          $ -
                                      Current Writedown Interest                                                      $ -
                                      Current Carryover Writedown Interest Accrual                                    $ -
                                      Writedown interest Paid                                                         $ -
                                      Ending Carryover Writedown Interest                                             $ -
                                      Interest Paid Per $1000                                                      $ 5.68

           (ii)  Class M2
                                      Pass-Through Rate                                                             7.31%
                                      Beginning Carryover Interest                                                    $ -
                                      Current Interest Accrual                                                $ 91,563.84
                                      Current Carryover Interest Accrual                                              $ -
                                      Interest Paid                                                           $ 91,563.84
                                      Ending Carryover Balance                                                        $ -
                                      Beginning Carryover Writedown Interest                                          $ -
                                      Current Writedown Interest                                                      $ -
                                      Current Carryover Writedown Interest Accrual                                    $ -
                                      Writedown interest Paid                                                         $ -
                                      Ending Carryover Writedown Interest                                             $ -
                                      Interest Paid Per $1000                                                      $ 6.09

           (iii) Class B1
                                      Pass-Through Rate                                                             7.76%
                                      Beginning Carryover Interest                                                    $ -
                                      Current Interest Accrual                                               $ 106,926.33
                                      Current Carryover Interest Accrual                                              $ -
                                      Interest Paid                                                          $ 106,926.33
                                      Ending Carryover Balance                                                        $ -
                                      Beginning Carryover Writedown Interest                                          $ -
                                      Current Writedown Interest                                                      $ -
                                      Current Carryover Writedown Interest Accrual                                    $ -
                                      Writedown interest Paid                                                         $ -
                                      Ending Carryover Writedown Interest                                             $ -
                                      Interest Paid Per $1000                                                      $ 6.47



           (iv)  Class B2
                                      Pass-Through Rate                                                             8.72%
                                      Beginning Carryover Interest                                                    $ -
                                      Current Interest Accrual                                                $ 51,094.35
                                      Current Carryover Interest Accrual                                              $ -
                                      Interest Paid                                                           $ 51,094.35
                                      Ending Carryover Balance                                                        $ -
                                      Beginning Carryover Writedown Interest                                          $ -
                                      Current Writedown Interest                                                      $ -
                                      Current Carryover Writedown Interest Accrual                                    $ -
                                      Writedown interest Paid                                                         $ -
                                      Ending Carryover Writedown Interest                                             $ -
                                      Interest Paid Per $1000                                                      $ 4.25

     (C)   Senior Certificates - Principal

           (i)   Class A-1
                                      Initial Certificate Balance                                          226,969,000.00
                                      Initial Certificate Percentage                                               75.50%
                                      Beginning Certificate Balance                                        112,851,970.39
                                      Current Principal Due                                                    916,011.85
                                      Current Principal Paid                                                   916,011.85
                                      Principal Shortfall Carryover For Current Period                               0.00
                                      Accelerated Principal Distribution                                             0.00
                                      Ending Certificate Balance                                           111,935,958.54
                                      Ending Pool Factor                                                           64.41%
                                      Principal Paid per $1000                                                       4.04
                                      Total Class Distribution                                                 916,011.85

           (ii)  Class A-2
                                      Initial Certificate Balance                                                    0.00
                                      Initial Certificate Percentage                                                0.00%
                                      Beginning Certificate Balance                                                  0.00
                                      Current Principal Due                                                         (0.00)
                                      Current Principal Paid                                                        (0.00)
                                      Principal Shortfall Carryover For Current Period                               0.00
                                      Accelerated Principal Distribution                                             0.00
                                      Ending Certificate Balance                                                     0.00
                                      Ending Pool Factor                                                            0.00%
                                      Principal Paid per $1000                                                       0.00
                                      Total Class Distribution                                                      (0.00)
           (iii) Class A-3

                                      Initial Certificate Balance                                                    0.00
                                      Initial Certificate Percentage                                                0.00%
                                      Beginning Certificate Balance                                                  0.00
                                      Current Principal Due                                                         (0.00)
                                      Current Principal Paid                                                        (0.00)
                                      Principal Shortfall Carryover For Current Period                               0.00
                                      Accelerated Principal Distribution                                             0.00
                                      Ending Certificate Balance                                                     0.00
                                      Ending Pool Factor                                                            0.00%
                                      Principal Paid per $1000                                                       0.00
                                      Total Class Distribution                                                      (0.00)
           (iv)  Class A-4

                                      Initial Certificate Balance                                                    0.00
                                      Initial Certificate Percentage                                                0.00%
                                      Beginning Certificate Balance                                                  0.00
                                      Current Principal Due                                                         (0.00)
                                      Current Principal Paid                                                        (0.00)
                                      Principal Shortfall Carryover For Current Period                               0.00
                                      Accelerated Principal Distribution                                             0.00
                                      Ending Certificate Balance                                                     0.00
                                      Ending Pool Factor                                                            0.00%
                                      Principal Paid per $1000                                                       0.00
                                      Total Class Distribution                                                      (0.00)

     (D)   Subordinate Certificates - Principal


           (i)   Class M1

                                      Initial Certificate Balance                                           24,050,000.00
                                      Initial Certificate Percentage                                                8.00%
                                      Beginning Certificate Balance                                         24,050,000.00
                                      Current Principal Due                                                         (0.00)
                                      Current Principal Paid                                                        (0.00)
                                      Principal Shortfall Carryover For Current Period                               0.00
                                      Ending Certificate Balance- Excluding Writedowns                      24,050,000.00
                                      Ending Pool Factor                                                            9.51%
                                      Principal Paid per $1000                                                      (0.00)
                                      Beginning Outstanding Writedown                                                0.00
                                      Current Writedown/Writeup                                                      0.00
                                      Ending Certificate Balance- Including Writedowns                      24,050,000.00
                                      Total Class Distribution                                                      (0.00)


           (ii)  Class M2
                                      Initial Certificate Balance                                           15,031,000.00
                                      Initial Certificate Percentage                                                5.00%
                                      Beginning Certificate Balance                                         15,031,000.00
                                      Current Principal Due                                                         (0.00)
                                      Current Principal Paid                                                        (0.00)
                                      Principal Shortfall Carryover For Current Period                               0.00
                                      Ending Certificate Balance- Excluding Writedowns                      15,031,000.00
                                      Ending Pool Factor                                                            3.59%
                                      Principal Paid per $1000                                                      (0.00)
                                      Beginning Outstanding Writedown                                                0.00
                                      Current Writedown/Writeup                                                      0.00
                                      Ending Certificate Balance- Including Writedowns                      15,031,000.00
                                      Total Class Distribution                                                      (0.00)


           (iii) Class B1
                                      Initial Certificate Balance                                           16,535,000.00
                                      Initial Certificate Percentage                                                5.50%
                                      Beginning Certificate Balance                                         16,535,000.00
                                      Current Principal Due                                                         (0.00)
                                      Current Principal Paid                                                        (0.00)
                                      Principal Shortfall Carryover For Current Period                               0.00
                                      Ending Certificate Balance- Excluding Writedowns                      16,535,000.00
                                      Ending Pool Factor                                                            9.51%
                                      Principal Paid per $1000                                                      (0.00)
                                      Beginning Outstanding Writedown                                                0.00
                                      Current Writedown/Writeup                                                      0.00
                                      Ending Certificate Balance- Including Writedowns                      16,535,000.00
                                      Total Class Distribution                                                      (0.00)

           (iv)  Class B2
                                      Initial Certificate Balance                                           12,025,000.00
                                      Initial Certificate Percentage                                                4.00%
                                      Beginning Certificate Balance                                          7,031,332.87
                                      Current Principal Due                                                         (0.00)
                                      Current Principal Paid                                                        (0.00)
                                      Principal Shortfall Carryover For Current Period                               0.00
                                      Ending Certificate Balance- Excluding Writedowns                      12,025,000.00
                                      Ending Pool Factor                                                            3.59%
                                      Principal Paid per $1000                                                      65.81
                                      Beginning Outstanding Writedown                                        4,993,667.13
                                      Current Writedown/Writeup                                               (791,389.51)
                                      Ending Certificate Balance- Including Writedowns                       6,239,943.36
                                      Total Class Distribution                                                (791,389.51)

     (E)   Total Certificate Balances
                                                                                  Beg of Period             End of Period
           (i)   Aggregate Balance of Certificates                             $ 175,499,303.26          $ 173,791,901.90
           (ii)  Total Certificate Pool Factor                                      59.5700429%               58.9904966%






VIII.DELINQUENCY INFORMATION
                                                                                     Percent of                Percent of
     Delinquent Receivables at End of Due Period :         Scheduled Balance       Pool Balance       Units   Total Units
           30-59 Days Delinquent                             $ 19,355,975.55             11.14%         591        10.80%
           60-89 Days Delinquent                             $ 10,563,174.06              6.08%         324         5.92%
           90 Days or More Delinquent                        $ 21,782,706.08             12.53%         665        12.16%
           Homes Repossessed or Foreclosed Upon               $ 4,753,548.22              2.74%         140         2.56%



IX.  REPURCHASED CONTRACTS

     (A)   Repurchased Contracts -  Breach of Rep or Warranty
           (i)   Beginning Cumulative Repurchased Contracts since cutoff                                     $ 106,949.91
           (ii)  Number of Contracts repurchased this period                                                            -
           (iii) Repurchase Price of Contracts this period                                                            $ -
           (iv)  Ending Cumulative Repurchased Contracts since cutoff                                        $ 106,949.91

     (B)   Repurchased Contracts -  Delinquent Loans
           (i)   Beginning Cumulative Repurchased Contracts since cutoff                                    $ 13,643,684.70
           (ii)  Number of Contracts repurchased this period                                                            -
           (iii) Repurchase Price of Contracts this period                                                            $ -
           (iv)  Ending Cumulative Repurchased Contracts since cutoff                                       $ 13,643,684.70

X.   REPOSSESSION / LOSS INFORMATION
                                                                                                      Units  Scheduled Balance
                 Beginning Repossession Inventory                                                       136 $ 4,623,489.79
                 Repossessions Incurred                                                                  49 $ 1,486,008.26
                 Less Repurchase of Delinquent Loans                                                      0           $ -
                 Less Repossessions Sold                                                                 45 $ 1,355,949.83
                                                                                                --------------------------
                 Ending Repossession Inventory                                                          140 $ 4,753,548.22

                 Principal Balance of Repossessions Liquidated                                             $ 1,355,949.83
                 Reimbursement of Servicer Advances on Liquidated Contracts                                   $ 18,579.32
                      Liquidation Proceeds Attributable to Principal                                         $ 299,532.66
                                                                                                            --------------
                           Principal Loss on Liquidation of Repo                                           $ 1,074,996.49
                 Reimbursement to Servicer for Liquidation Expense                                             $ 1,196.08
                 Recoveries for Previously Liquidated Contracts                                               $ 17,968.17
                                                                                                            --------------
                 Net Liquidation Loss (Realized Loss)                                                      $ 1,058,224.40

           Recoveries
                 Liquidation Proceeds Attributable to Interest                                                $ 49,909.66
                 Liquidation Proceeds Attributable to Principal                                              $ 299,532.66
                 Recoveries for Previously Liquidated Contracts                                               $ 17,968.17
                                                                                                            --------------
                 Total Recoveries                                                                            $ 367,410.49
                 Recovery Percentage of Principal Balance of Repossessions Liquidated                                 27%






XI.  TRIGGERS

           Has the Crossover Date Occurred?                                                              NO

                 Where the Current Distribution Date of                                            01/15/03
                 is greater than the Earliest Crossover Date of                                 August 31, 2003
                                      And
                 Subordinated Certificates Beginning Principal Balance of                       62,647,332.87
                 plus the Current Overcollateralization Amount of                                      0.00
                 divided by the Current Beginning Pool Principal Balance of                     175,499,303.26
                                                                                                ------------
                 Equals                                                                              35.70%
                                                                                                ------------
                                      And is greater than the:
                 Subordinated Initital Certificates Percentage of                                    22.50%
                 multiplied by the
                 Percentage (as Percent of Initial Class Subordination Percentage)                     193%
                                                                                                ------------
                 Equals                                                                              43.43%
                                                                                                ------------



           Principal Distribution Tests:                                           Actual Ratio  Test Ratio        Result

                                                                             Over 60 Days Delinquent
                                                                             -------------------------------
                 Current Mo                                                              21.35%
                 1st Preceding Mo                                                        21.03%
                 2nd Preceding Mo                                                        20.13%
                 Average 60 Day Delinquency Ratio:                                       20.83%       5.00%          FAIL

                                                                             Over 30 Days Delinquent
                                                                             -------------------------------
                 Current Mo                                                              32.48%
                 1st Preceding Mo                                                        31.27%
                 2nd Preceding Mo                                                        30.80%
                 Average 30 Day Delinquency Ratio:                                       31.52%       7.00%          FAIL



                                                                                                   Net Liquidation Losses
                                                           Ending Pool Bal                               (Realized Losses)
                                                           ---------------------------------------------------------------
                 Current Mo                                   173,791,901.90                    1,058,224.40
                 1st Preceding Mo                             175,499,303.26                    1,025,973.31
                 2nd Preceding Mo                             177,115,190.82                    1,414,818.89
                                      ------------------------------------------------------------------------------------
                                      Total                   526,406,395.98                    3,499,016.60
                                      ------------------------------------------------------------------------------------
                                      Divided by                           3
                                      ---------------------------------------
                                      Average                 175,468,798.66



                 Sum of last 3 months of Losses                                    3,499,016.60
                 Divided by 3 month average of Pool Balance                      175,468,798.66
                 Annualized  (multiply by 4)                                                  4
                 Current Realized Loss Ratio:                                             7.98%       2.75%          FAIL



                 Beginning Cumulative Realized Losses                             53,069,495.32
                 Net Liquidation Losses (Realized Losses)                          1,058,224.40
                                                                             -------------------
                 Ending Cumulative Realized Losses                                54,127,719.72
                 Divided by Initial Pool Principal Balance                       300,623,237.84
                 Cumulative Realized Loss Ratio:                                         18.01%       7.00%          FAIL


           Should Principal Be Distributed to the Subordinated Certificates?                                           NO






The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________   DATE:_________________________
NAME:    Ann Hill
TITLE:   Director of Accounting


BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Vice President - Finance